Exhibit 99.1

MIRATI THERAPEUTICS ANNOUNCES PUBLIC OFFERING OF COMMON STOCK

SAN DIEGO, CALIFORNIA, October 16, 2013 — Mirati Therapeutics, Inc. (Nasdaq: MRTX) today announced that it is offering to sell 3,000,000 shares of its common stock in an underwritten public offering. Mirati also expects to grant the underwriters a 30-day option to purchase up to an additional 15% of the shares of common stock offered in the public offering.

Jefferies LLC and Leerink Swann LLC are acting as joint book-running managers in the offering and Piper Jaffray & Co. is acting as lead manager in the offering.

A registration statement relating to the shares to be sold in the offering has been filed with the Securities and Exchange Commission (SEC), but has not yet become effective. The shares may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. The registration statement, including the preliminary prospectus relating to the offering, is available on the SEC’s website at http://www.sec.gov. Copies of the preliminary prospectus and, when available, the final prospectus related to the offering, may be obtained from Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 12th Floor, New York, NY 10022, or by telephone at (877) 547-6340, or by e-mail at Prospectus_Department@Jefferies.com or from Leerink Swann LLC, Attention: Syndicate Department, One Federal Street, 37th Floor, Boston, MA 02110, or by telephone at (800) 808-7525, or by e-mail at syndicate@leerink.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the shares in any state or other jurisdiction which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Mirati Therapeutics

Mirati Therapeutics is a targeted oncology company developing an advanced pipeline of breakthrough medicines for precisely defined patient populations.

Forward-Looking Statements

Certain statements contained in this news release, other than statements of fact that are independently verifiable at the date hereof, may constitute forward-looking information and forward-looking statements (collectively “forward-looking statements” within the meaning of applicable securities laws). Such statements, based as they are on the current expectations of management of Mirati and upon what management believes to be reasonable assumptions based on information currently available to it, inherently involve numerous risks and uncertainties, known and unknown, many of which are beyond Mirati’s control. Such statements

9363 Towne Centre Drive, Suite 200, San Diego, CA 92121

T 858.332.3410    E info@mirati.com    W mirati.com

can usually be identified by the use of words such as “may”, “would”, “believe”, “intend”, “plan”, “anticipate”, “estimate” and other similar terminology, or state that certain actions, events or results “may” or “would” be taken, occur or be achieved. Forward-looking statements in this release include, but are not limited to, statements regarding the proposed public offering of Mirati’s common stock and Mirati’s intent to grant the underwriters an option to purchase additional shares in the offering.

Whether actual results and developments will conform with the expectations and predictions contained in this news release is subject to a number of risks, assumptions and uncertainties, many of which are beyond Mirati’s control, and the effects of which can be difficult to predict. These risks include, but are not limited to, Mirati’s ability to successfully complete any public offering of its common stock and other risks described in Mirati’s filings with the Securities and Exchange Commission. In evaluating any forward-looking statements in this release, Mirati cautions readers not to place undue reliance on any forward-looking statements. Unless otherwise required by applicable securities laws, Mirati does not intend, nor does it undertake any obligation, to update or revise any forward-looking statements contained in this news release to reflect subsequent information, events, results or circumstances or otherwise.

Contact:

Company Contact
Mark J. Gergen
Executive Vice President & COO
Mirati Therapeutics, Inc.
858-332-3410

Tracey Rowlands, Ph.D.
Director of Investor Relations and Business Development
514-337-3333 ext. 512
ir@mirati.com
www.mirati.com

Investor Relations and Media Relations:
Carolyn Hawley
Canale Communications
619-849-5375
carolyn@canalecomm.com